CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

DERIVED INFORMATION   [8/30/04]

[$720,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,200,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

Statistical Collateral Summary – Fixed Rate Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/04 cutoff date.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,852
Total Outstanding Loan Balance	$207,704,921	Min	Max
Average Loan Current Balance	$112,152	$9,994	$727,716
Weighted Average Original LTV	79.0%*
Weighted Average Coupon	7.68%	5.25%	13.89%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.68%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	2
% First Liens	90.3%
% Second Liens	9.7%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.3%

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	4	1,232,220	0.6	5.36	67.1	738
5.51 - 6.00	21	5,088,298	2.4	5.86	68.9	682
6.01 - 6.50	165	32,772,914	15.8	6.34	72.7	659
6.51 - 7.00	291	51,369,837	24.7	6.82	74.8	637
7.01 - 7.50	232	33,093,241	15.9	7.31	77.7	619
7.51 - 8.00	221	26,977,414	13.0	7.79	79.4	620
8.01 - 8.50	150	16,197,135	7.8	8.29	82.2	612
8.51 - 9.00	134	12,653,339	6.1	8.78	82.6	613
9.01 - 9.50	82	4,464,200	2.1	9.26	86.7	617
9.51 - 10.00	90	5,311,920	2.6	9.81	87.8	625
10.01 - 10.50	74	3,824,771	1.8	10.32	94.8	639
10.51 - 11.00	62	2,703,499	1.3	10.81	95.4	626
11.01 - 11.50	89	4,103,372	2.0	11.37	98.1	617
11.51 - 12.00	170	5,525,694	2.7	11.73	99.3	614
12.01 - 12.50	33	1,483,739	0.7	12.27	99.8	614
12.51 - 13.00	6	332,331	0.2	12.77	92.6	600
13.01 - 13.50	5	158,863	0.1	13.39	100.0	626
13.51 - 13.89	23	412,132	0.2	13.70	99.5	590
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	3	421,764	0.2	7.53	75.4	0
476 - 500	1	148,665	0.1	6.50	80.0	500
501 - 525	16	2,166,704	1.0	8.12	68.3	514
526 - 550	73	8,662,983	4.2	8.23	68.5	541
551 - 575	153	18,825,925	9.1	7.81	74.6	565
576 - 600	343	29,045,128	14.0	8.00	78.6	589
601 - 625	413	43,659,606	21.0	7.98	81.8	613
626 - 650	329	39,716,031	19.1	7.59	80.5	638
651 - 675	217	25,650,569	12.3	7.55	80.7	662
676 - 700	130	15,271,631	7.4	7.27	79.3	688
701 - 725	81	10,813,389	5.2	7.17	79.7	712
726 - 750	44	6,541,543	3.1	6.84	76.4	734
751 - 775	26	3,491,934	1.7	6.86	79.4	759
776 - 800	20	2,917,234	1.4	6.77	78.0	788
801 - 816	3	371,814	0.2	7.42	66.1	809
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	496	15,064,019	7.3	10.49	92.0	626
50,001 - 100,000	552	41,000,312	19.7	8.54	81.8	626
100,001 - 150,000	345	42,524,031	20.5	7.58	78.0	623
150,001 - 200,000	212	36,722,031	17.7	7.16	75.8	636
200,001 - 250,000	113	25,024,674	12.0	7.03	77.5	635
250,001 - 300,000	57	15,378,362	7.4	7.02	77.6	627
300,001 - 350,000	25	8,223,999	4.0	6.95	77.4	631
350,001 - 400,000	23	8,667,475	4.2	6.57	74.7	641
400,001 - 450,000	7	2,970,923	1.4	7.07	75.3	631
450,001 - 500,000	8	3,863,193	1.9	7.06	79.4	644
500,001 - 550,000	6	3,216,655	1.5	7.30	79.8	647
550,001 - 600,000	4	2,361,550	1.1	6.60	66.4	709
600,001 - 727,716	4	2,687,698	1.3	6.35	78.8	693
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.48 - 50.000	85	9,847,507	4.7	6.97	42.2	636
50.001 - 55.000	26	4,045,368	1.9	7.09	52.6	608
55.001 - 60.000	44	6,885,985	3.3	7.04	58.2	622
60.001 - 65.000	69	10,742,009	5.2	7.01	63.4	622
65.001 - 70.000	110	15,885,884	7.6	7.06	68.3	623
70.001 - 75.000	127	19,146,611	9.2	7.22	73.7	616
75.001 - 80.000	373	55,784,029	26.9	7.15	79.4	639
80.001 - 85.000	215	26,142,056	12.6	7.58	84.2	619
85.001 - 90.000	194	27,434,975	13.2	7.73	89.5	640
90.001 - 95.000	103	11,255,644	5.4	8.40	94.7	646
95.001 - 100.000	506	20,534,853	9.9	10.75	99.9	643
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,286	143,797,348	69.2	7.52	78.8	626
Reduced	126	17,148,637	8.3	7.61	81.0	662
No Income/ No Asset	5	992,622	0.5	8.25	87.3	662
Stated Income / Stated Assets	435	45,766,314	22.0	8.21	78.9	638
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,720	194,217,000	93.5	7.67	79.0	630
Second Home	11	1,353,662	0.7	7.07	79.4	661
Investor	121	12,134,258	5.8	7.99	78.7	649
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	289	52,077,318	25.1	7.24	73.6	643
Florida	254	27,057,854	13.0	7.53	79.8	637
Texas	132	11,957,725	5.8	7.82	79.7	641
Virginia	87	9,582,318	4.6	7.94	79.8	611
Maryland	48	7,208,795	3.5	7.60	80.4	619
New York	65	7,013,930	3.4	7.35	75.0	645
Georgia	72	6,353,988	3.1	8.17	83.4	626
Pennsylvania	51	6,028,766	2.9	7.70	81.9	620
Ohio	56	5,280,793	2.5	7.67	80.7	619
North Carolina	58	4,925,253	2.4	8.49	88.3	631
New Jersey	21	4,537,530	2.2	7.46	71.3	609
Nevada	67	4,521,122	2.2	9.49	88.3	626
Tennessee	59	4,426,327	2.1	7.88	84.3	608
Arizona	52	4,362,881	2.1	7.87	85.1	647
Louisiana	55	4,359,739	2.1	8.34	83.9	622
Other	486	48,010,582	23.1	7.84	80.8	626
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	730	55,576,064	26.8	8.59	87.3	650
Refinance - Rate Term	156	19,400,070	9.3	7.35	78.8	631
Refinance - Cashout	966	132,728,787	63.9	7.35	75.6	624
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	1,852	207,704,921	100.0	7.68	79.0	632
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,622	175,435,998	84.5	7.68	78.9	630
PUD	94	13,684,319	6.6	7.78	84.2	637
Condo	74	7,659,989	3.7	7.78	79.0	650
2 Family	44	6,903,228	3.3	7.33	73.4	645
3-4 Family	18	4,021,386	1.9	7.77	73.5	646
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-7

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,844	205,998,247	99.2	7.68	79.0	632
36	1	68,674	0.0	6.45	80.0	716
60	7	1,638,000	0.8	7.59	81.9	647
Total:	1,852	207,704,921	100.0	7.68	79.0	632

*    Note, for second liens, CLTV is employed in this calculation.